Exhibit 99.1
Nanosphere Investor Day March 20, 2014
This presentation contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, future financial position, future net sales, projected expenses, products' placements, performance and acceptance, prospects and plans and management's objectives, as well as the growth of the overall market for our products in general and certain products in particular and the relative performance of other market participants are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to be materially different from those expressed or implied by the forward- looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "estimate," "expect," "intend," "may," "might," "plan," "project," "will," "would," "should," "could," "can," "predict," "potential," "continue," "objective," or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements reflect our current views about future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors. These forward-looking statements represent our estimates and assumptions only as of the date hereof. Unless required by U.S. federal securities laws, we do not intend to update any of these forward-looking statements to reflect circumstances or events that occur after the statement is made or to conform these statements to actual results. The following presentation should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in our Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including but not limited to: inaccurate estimates of the potential market size for our products (including the hospital lab market in general and the blood stream infection (BSI) market in particular) or failure of the market for these products to grow as anticipated, the past performance of other companies (such as Cepheid) which we believe to have been in a market position analogous to where we believe we are now may not be predictive of our future results in the manner we believe them to be, our analysis of who our competitors have been, who they are now and who they will be in the future (particularly in the BSI, enteric, extended tuberculosis and meningitis MDx product markets) and our predictions of relevant future performance may be inaccurate, comparisons of actual financial results for another company to what we predict will be our future financial results may be inapposite, predictions of when "breakeven customer base" is achieved and its relationship to our cash flow position, needs and "burn" may prove to be inaccurate, entrance of other competitors or other factors causing us to lose competitive advantage in the sample-to-result MDx market, a lack of commercial acceptance of the Verigene System, its array of tests, and the development of additional tests, which could negatively affect our financial results, failure of third-party payors to reimburse our customers for the use of our clinical diagnostic products or reduction of reimbursement levels, which could harm our ability to sell our products, failure of our products to perform as expected or to obtain certain approvals or the questioning of the reliability of the technology on which our products are based, which could cause lost revenue, delayed or reduced market acceptance of our products, increased costs and damage to our reputation, our inability to manage our anticipated growth, constraints or inefficiencies caused by unanticipated acceleration and deceleration of customer demand, and those set forth under "Risk Factors" in our Annual Report on Form 10-K. forward-looking statements 2 agenda Company and Market Overview Michael McGarrity, President & CEO Customer Perspective on Solving the Sepsis Problem Bert Lopansri, MD - Intermountain Healthcare, Infectious Diseases Customer Perspective on Solving the Enteric Problem Nathan Ledeboer, PhD - Medical College of Wisconsin, Clinical Microbiology Financial Considerations Roger Moody, CFO Q&A Nanosphere investor day | Company and market overview 3
Company and market overview 4 Michael mcgarrity President & Chief Executive officer
Our mission Enhance Medicine Through Targeted Diagnostics Improve Patient Care Save lives Decrease morbidity Reduce spread of antibiotic resistance Lower Costs to the Healthcare System Shorter length of stay Antibiotic savings Demonstrated economic outcomes Deliver Exceptional Customer Service Value to lab / clinician / administration Customer-based development Nanosphere investor day | Company and market overview 5
Why we believe we'll win Installed Base Over 200 U.S. microbiology customers and growing Leverage through expanding menu Reliable and Versatile Technology Clinical evidence validates exceptional performance Detection of organism and drug resistance, proteins Flexible reporting enables lab to respond to clinician needs Financial Strengths Pricing to address customer demand Competitive cost advantage 6 Nanosphere investor day | Company and market overview
7 TWO MAIN DRIVERS OF MDX MARKETS Sample-To- Result High Count Multi- Plexing Conversion of traditional culture-based methods to molecular will be driven by the need for rapid and clinically actionable results that will either improve outcomes or improve economics ACCOUNTABLE CARE Need for more timely and cost-effective results Need Product Feature Nanosphere investor day | Company and market overview Need to address costly and complex disease states
Filtering the Competitive Landscape, NSPH Emerges as the Market Leader Multi- Plexed Targets >200 >200 >200 100 50 25 <5 <5 <5 Filter Sample -to- Result Filter High Count Multi- Plexing Competitive Filter Performance Price/Panel Protein Sample- To- Result No No No Yes No Yes Through 2015 Nanosphere investor day | Company and market overview 8
2011 2012 2013 2014 2015 Nanosphere's Progress and Future Driven By Proprietary Markets BSI (~$300M) Nanosphere's Cumulative US Microbiology Placements Nanosphere's Cumulative US Microbiology Placements Nanosphere's Cumulative US Microbiology Placements Nanosphere's Cumulative US Microbiology Placements Nanosphere's Cumulative US Microbiology Placements 30 100 220 380* TBA BSI (~$300M) BSI (~$300M) BSI (~$300M) Over $1B of Proprietary Markets in 2015 Proprietary Market Size $250M $500M $750M $1B Enteric (~$400M) Enteric (~$400M) ClinFlex (~$400M) ClinFlex Enteric BSI [NSPH Had No Proprietary Markets] Nanosphere's Proprietary Markets (2011-2015) Nanosphere investor day | Company and market overview 9 *2014 Guidance
Solving the Enteric Problem Large Market Opportunity 3.7 million U.S. emergency department visits in 2010 for unknown gastro- intestinal symptoms of bacterial or viral pathogens 1.3 million resulted in hospitalizations Costly to the Healthcare System U.S. patients suffering from gastrointestinal infections cost the healthcare system over $6.0 billion $1.8 billion in inpatient stays in 2010 Verigene Sensitivity and Specificity Allow for more efficient and timely rule-in and rule-out Potential to eliminate significant number of hospital admissions 10 Source: Healthcare Cost and Utilization Project. Statistical Brief #150. http://www.hcup-us.ahrq.gov/reports/statbriefs/sb150.jsp. Accessed March 14, 2014. Nanosphere investor day | Company and market overview
Superbugs are making headlines 11 Nanosphere investor day | Company and market overview
CDC Landmark Recommendations Burden and Threat Posed by Antibiotic-Resistant Infections Drug resistant infections are a threat to human and economic health Overuse of antibiotics is the single most important factor Urgent action is needed NOW by everyone who uses antibiotics Four Core Actions Must Be Taken Avoid infections Track infections Improve antibiotic stewardship and use Development and implementation of drugs and DIAGNOSTIC TESTS Nanosphere Right place (point-of-need) Right time (2 - 4 days faster than conventional methods) Right results (identification and resistance) 12 Nanosphere investor day | Company and market overview
Solving the Sepsis Problem Validation of Value and Opportunity >200 Customers = 5% Across the spectrum of hospital classification Converting the Status Quo It has not been easy It takes data It takes experience It takes references Leverage in our Leadership Position Customer Perspective 13 Nanosphere investor day | Company and market overview
Clinical Impact of Rapid Bacterial Identification in Sepsis Bert K. Lopansri, MD Associate Professor of Medicine Division of Infectious Diseases Intermountain Medical Center
Outline What is the clinical importance of a rapid multiplex diagnostic test? Why is there a delay in adoption of novel diagnostic methods? What is the long term future of rapid multiplex diagnostic platforms?
Fleming in reference to Penicillin The public will demand [the drug and]...then will begin an era... of abuses. The microbes are educated to resist penicillin and a host of penicillin-fast organisms is bred out which can be passed to other individuals...In such a case the thoughtless person playing with penicillin treatment is morally responsible for the death of the man who finally succumbs to infection with penicillin-resistant organism. I hope the evil can be averted. Fleming A. Penicillin's finder assays its future. New York Times. 1945; 21
THEN DE-ESCALATE WHEN MICROBIOLOGY DATA AVAILABLE
Why does acceptance and implementation of new technology take such a long time?
Barriers to adopting molecular test Clinician Skepticism Preserving the bottom line Prove Clinical Value Lack of awareness Misleading data No incentives to change Disruption to status quo No stakeholders
Why does acceptance of new technology take such a long time? technology take such a long time? technology take such a long time? Key elements Innovation Communication channels Time Social system Adoption process Knowledge Persuasion Decision Implementation Confirmation
Studies of Rapid Diagnostic Tests a. Katherine K. Perez. Arch Pathol Lab Med. 2013; 137:1247-1254. Karri A. Bauer. CID. (2010). 51(9):1074-1080. GN Forrest. JAC. (2006). 58; 154-158 GN Forrest. AAC. (2008). 52(10): 3558-3563. C. Holtzman. JCM. (2011) 49(4):1581-2. Platform Antibiotic Outcomes Cost Savings MALDIa TTA: 36.5 vs 73.2 hrs LOS shorter by 2 days $19,500 Cepheid Xpertb 1.6 days sooner for MSSA LOS shorter by 6.2 days $21,000 PNA FISH - CoNSc More patients received 1 vanco dose (43% vs. 15%; p<0.005) LOS shorter by 2 days $4,000 PNA FISH - Enterococcus spd Time to appropriate antibiotics 1.8 days sooner for VRE Decreased mortality (26% vs. 45%, p=0.04) N/A PNA FISH - CoNSe No difference No difference N/A
INNOVATION: Verigene BC-GP/BC-GN Multiple targets RESISTANCE MARKERS Gram Positive: mecA gene Van A/B genes Gram Negatives Carbapenemases: KPC, NDM, OXA, IMP, VIM ESBL: CTX-M
Clinical Evaluation Evaluated use of Verigene BC-GP for management of Staphylococcus aureus septicemia Verification: March - May 2013 Clinical evaluation: June - Sept 2013 Matched, historical controls

Impact of rapid identification on MSSA septicemia Lopansri, unpublished Supported by Nanosphere, Inc BC-GP N=50 Control N=100 P Duration of empiric antibiotics (hours) 24.4 [15.7, 34.8] 52 [49,62] 0.001 Days of vancomycin therapy 1 [1, 2] 3 [2, 3] 0.001 Mean number vanco doses 1.5 (1, 2) 3.5 [3, 4] 0.001 N (%) of patients who received only 1 vanco dose 21 (46%) 12 (13%) <0.001 De-escalated to naf/cefazolin 44 (88%) 78 (78%) 0.1
Impact of BC-GP on cost BC-GP Control P Total Cost $18,688 [$15,902, $25,751] N=65 $26,143 [$21,480, $31,758] N=130 0.11 MSSA $17,026 [$13,595, $22,169] N=50 $22,927 [$18,969, $29,318] N=100 0.03 Lopansri, unpublished Supported by Nanosphere, Inc
Barriers to adopting molecular test Clinician Skepticism Preserving the bottom line Prove Clinical Value Lack of awareness Misleading data No incentives to change Disruption to status quo No stakeholders Knowledge Proved Clinical Value Minimal impact on status quo Believable data Gained stakeholders Adoption of innovation Clinician Acceptance Motivated to change Bottom line preserved
What is the future? Antibiotic resistance Dwindling antibiotic pipeline Increasing demand for rational use of antibiotics Changes in re-imbursement structure

Emergence of CTX-M type ESBL in a Single Health Care System 88 proven ESBL isolates CTX-M = 59% SHV = 47% Most common sources: Urine (60%) Blood (21%) Respiratory (10%) JS Lewis II, and others. AAC. Nov 2007. 51(11):4015 (CHART)
M. McKenna. Nature. Vol 499. 25 July 2013
Emergence of carbapenem resistant Enterobacteriaceae M. McKenna. Nature. Vol 499. 25 July 2013
KPC in U.S.

Antibiotic Pipeline

PRODUCT	STATUS	WT *P aerug*	ESBL	KPC	NDM-1
Ceftolozane/taxobactam[a]	Phase 3	Y	Y	N	N
Ceftazidime-avibactam[a]	Phase 3	Y	Y	Y	N
Ceftaroline-avibactam[a]	Phase 2	N	Y	Y	N
Imipenem/MK-7655[a]	Phase 2	Y	Y	Y	N
Plazomicin[b]	Phase 2	N	Y	Y	?
Eravacycline[c]	Phase 2	N	Y	Y	?
Brilacidin[d]	Phase 3	?	Y	?	?

a. B-lactamase inhibitor
b. Aminoglycoside
c. Fluorocycline (targets ribosome)
d. Peptide defense protein mimetic

WT=wild type
ESBL=Extended spectrum beta lactamase
KPC=*Klebsiella pneumoniae* carbapenemase
NDM-1=New Delhi metallo-β-lactamase

HW Boucher. CID. 2013;56(12):1685-94
Calls for rational antibiotic use escalating Obama budget boosts funds to fight 'nightmare bacteria' Liz Szabo, USA TODAY 2:32 p.m. EST March 4, 2014 Inappropriate use of antibiotics endangers patients' health.
Four Core Actions to Prevent Antibiotic Resistance Preventing Infections, Preventing Spread of Resistance Tracking Improving Antibiotic Prescribing/Stewardship Developing New Drugs and Diagnostic Tests CDC. ANTIBIOTIC RESISTANCE THREATS in the United States, 2013
Bundled Payments MODEL 1: Retrospective Acute Care Hospital Stay Only MODEL 2: Retrospective Acute Care Hospital Stay plus Post-Acute Care MODEL 3: Retrospective Post-Acute Care Only MODEL 4: Acute Care Hospital Stay Only http://innovation.cms.gov/initiative/bundled-payments/#collapse-sepsisDetails
Molecular Microbiology in 2014: Gastroenteritis Panels Nathan A Ledeboer Associate Professor of Pathology Medical College of Wisconsin Medical Director, Microbiology and Molecular Pathology Dynacare Laboratories and Froedtert Hospital Medical Director, Laboratory Outreach and Reference Services Dynacare Laboratories Milwaukee, WI

Enteritis

- Scope of Problem
  - ✓ Enteric illness affects millions yearly in US alone
  - ✓ Mortality in infants and elderly
- Definition
  - ✓ ≥ 3 unformed stools in 24 hr period
- Causes
  - ✓ Foodborne
    - ***Salmonella*, *Campylobacter***, *Y. enterocolitica*, *V. parahaemolyticus*, ETEC, EPEC
  - ✓ Environmental
    - *Cryptosporidium, Giardia, Isospora/Cyclospora, Aeromonas, Plesiomonas*
  - ✓ Contagious
    - Rotavirus, Norovirus, *Shigella, V. cholerae, C. difficile*
  - ✓ Toxin mediated
    - STEC, EHEC, *C. perfringens, B. cereus, S. aureus*
Characteristics/Symptoms Geography and travel history Season Age Duration of symptoms Watery? Bloody? Mucous? Current outbreaks/epidemics Enteritis Source: Centers for Disease Control Community or hospital/LTC Patient test (addition of C. difficile screen based on clinical presentation and exposure history Targeted testing may be more appropriate
Laboratory Diagnoses - Culture Screen (Non-specific)- Selective/differential culture BAP, MAC, XLD, HE, Campy, SMAC Plate ELISA/EIA Campylobacter Stx1/2 Can reduce TAT (direct testing), sensitivity +/-, add cost/labor Confirm Presumptive Positives- "Presumptive" colonies must be identified Many "False positives" Citro, Proteus, Pseudomonas, Serratia, VRE 48-72 h TAT 95%+ of specimens "negative for enteric pathogens" PCR for viruses on selected patients

Unfunded Mandate

EHEC/STEC

E. coli containing *stx1* or *stx2*
Serotype o157 associated with *stx2* carriage

- HUS in 2-10% of infected peoples



$$$
Benefit

CDC recommendation (2009) and Joint Commission updated standard (2013) to culture for O157 and use EIA/NAAT for stx1/2

TABLE 3. Cost of stool testing, Upstate Medical University Hospital

Test	Cost per test ($)[a]	Cost per positive test ($)
Stool culture	11.88	255.42
C. difficile PCR	52.80	333.77
Shiga toxin immunoassay	16.11	18,300.00

[a] Includes labor, reagents, and controls.

Marcon, M.J., and Kiska, D.L.. JCM 2011
Enteric Pathogen "Panels"
Assay No. positive No. positive No. positive No. positive No. positive No. positive No. positive No. positive Assay Stx1 Stx1 Stx2 Stx2 Stx1 and Stx2 Stx1 and Stx2 Total Total Assay Specimens Patients Specimens Patients Specimens Patients Specimens Patients PCR 12 8 2 1 7 3 21 12 EIA Premier 3 2 0 0 3 2 6 4 ImmunoCard 3 2 0 0 1 1 4 3 SMAC 0 0 0 0 5 3 5 3 Is culture truly the gold standard? New literature may suggest culture and immunoassay may not identify all cases of Shiga toxin producing E. coli Vallieres et al, JCM 2013 PCR vs Culture?
Prospective study Preserved stools TP TN FP FN Total Sens Spec Campylobacter* 20 1113 0 6 1139 76.9% 100.0% Salmonella 20 1108 1 10 1139 66.7% 99.9% Shigella 15 1118 0 6 1139 71.4% 100.0% stx1/2 (EIA) 9 1121 0 9 1139 50.0% 100.0% Is Culture the "Gold Standard"? *C. coli or C. jejuni Culture sensitivity compared to PCR Buchan et al, JCM 2013
Enteric Pathogen "Panels" Luminex xTAG GPP FDA-cleared Targets Bacterial- Salmonella, Shigella, Campylobacter, E. coli 0157, ETEC (LS/ST), C. difficile* Viral - Norovirus (GI/II), Rotavirus A Parasites - Giardia, Cryptosporidium Comprehensive panel Requires nucleic acid extraction, PCR, hybridization/reading Manual pipetting, setup, open transfer of amplicon, equipment 5 h TAT 45 min. 2.5 h 1 h 10 min * Frequently tested separately due to incidence in patient populations
Enteric Market Needs Double-Digit-Plex Product WITH LIMITED HANDS-ON TIME Hospital's Traditional In-House Stool Culture Assay Double-Digit-Plex AND Sample- To-Result Product Pending FDA Clearance Up to 72 hours Multiple steps with tremendous amount of hands-on time Approved in 2013 Still significant hands-on time Labs do not wish to replace one multi-step hands-on method for another Pre-2013 2013 2014 Lacks Sample-To- Result Costly, Labor Intensive and Slow Main Issue Labor/Cost Reduction via a true Sample-To- Result Product Enteric Market Need State-of- the-Art Tool

Verigene Enteric Pathogens Panel (EP)

Panel Targets

Bacteria	Viruses	Toxins
Campylobacter spp.	Adenovirus	*stx1*
Salmonella spp.	Norovirus	*stx2*
Shigella spp.	Rotavirus	
Vibrio spp.		
Y. enterocolitica		



- Comprehensive panel
- Sample-to-result
  - ✓ Does not require separate extraction and amplification
- ~2.5 hour TAT

Enteric Pathogens Panel - Workflow t=0 t=2h t=48h - 72 h Add sample to buffer EP Test Pathogen ID Transfer to EP Test Confirmatory ID/AST ID-YES! ID-No Finished 2 hrs t=5 min Stool sample collected in sterile container Traditional Stool Culture time to Identification
Preliminary results for bacterial targets -Verigene EP vs. Reference culture/Automated Phenotype Identification Stx 1 and Stx 2 EP Target Analyte Percent Agreement Percent Agreement EP Target Analyte Positive Negative Campylobacter 96.7% 99.1% Salmonella 96.6% 99.5% Shigella 98.1% 99.0% Vibrio 91.4% 100% Y. enterocolitica 100% 100% Stx1 100% 99.9% Stx2 98.5% 99.9% Study included 7 geographically distinct sites, n=1684
Advantages Rapid rule out for common CA pathogens (high NPV/sens) Positive stools may not require further workup Work-up of negative stools can be more focused (O&P, allergic, toxin) Antibiotic stewardship Hold empiric therapy Salmonella, EHEC, noro ? may not require therapy; Campylobacter, Shigella ? AST, treat Infection control Identify outbreak or potential outbreak 48-72 h sooner ?contain Family members, school/daycare ? isolate Shigella , Norovirus, possible source EHEC Cost neutral Comparable to manual workup (labor not cheap, FNs etc.) Full-automation "walk-away" Compliance with CDC for stx1/2 at no "added" cost Molecular Enteric Pathogen Testing
Next Gen Development and Value Respiratory Flexible Reporting Clinician ordering patterns require two methods Allows for one platform conversion to molecular respiratory Will serve to accelerate market adoption from 500 labs today Sepsis Guidelines Require rapid understanding of 3 factors to direct diagnosis and treatment Rapid organism identification Resistance profiles Inflammatory protein markers Protein Sensitivity and Multiplexing Demonstrated differentiating capability Ultrasensitive detection - Cancer/heart failure Multiplexed - Auto-immune/allergy Protein/nucleic acid combined array - Host response Automated platform application Nanosphere investor day | Next generation 53
Next generation verigene Customer-Directed Improvements Eliminate Reader step Consolidate consumables into one Room temperature stability Optimal footprint Deliver best-in-class interface in competitive timeline 54 Nanosphere investor day | next generation
Financial considerations 55 Roger moody chief financial officer
Financial leverage Top-line guidance does not require heroics-based on core business without improving trends Gross margin expansion projects necessary to achieve positive cash flow are underway and low risk Near-term menu provides SG&A leverage Positive cash flow can be achieved with near-term menu Cash management alternatives provide financing flexibility NANOSPHERE INVESTOR DAY | Financial considerations 56
Top-Line Predictability Top-line guidance based on core business 57 NANOSPHERE INVESTOR DAY | Financial considerations 57
Low risk Margin Expansion 58 NANOSPHERE INVESTOR DAY | Financial considerations
Leverage Common Call Point Verigene Gram-Positive, Gram-Negative, Enteric and Respiratory Tests share common primary call point - Microbiology Lab Enteric is Less Complex Sale Economic value of reduced labor in the Microbiology Lab alone should justify adoption Model & Blueprint for Market Adoption In 2013, we created best practices for leading customer through their conversion to molecular blood culture testing In 2014, we are replicating best practices across our expanding customer base 59 NANOSPHERE INVESTOR DAY | Financial considerations
Visibility and trend towards break-even 60 Annualized Revenue / ($ = thousands) Customer 2013 2014 Break-even US Microbiology Customers (YE) >200 >360 ~560 US Microbiology Customers Live (YE) >100 >200 ~460 US Microbiology Recurring Revenue Drivers: Respiratory 50 $ Blood Culture Gram-Positive 50 $ Blood Culture Gram-Negative 30 $ Enteric 60 $ Annual recurring revenue 6,500 $ 16,500 $ 62,700 $ Total annualized revenue 10,000 $ 20,000 $ 75,000 $ NANOSPHERE INVESTOR DAY | Financial considerations
Extending Cash runway Debt Restructure Recently revised terms of our debt agreement to extend $10 million second tranche availability to September 2014 Aspire Stock Purchase Commitment Put in place as an option to raise capital as needed to maintain acceptable liquidity Working Capital Evaluating sale-lease-back alternatives that could free up our largest working capital cost: evaluations and reagent rentals of Verigene Systems 61 NANOSPHERE INVESTOR DAY | Financial considerations
Evidence of Our Belief Leverage in Customer Base Expanding Menu Best-in-Class Performance Differentiating Value in Protein De-Risked for Technology/Regulatory/Reimbursement Straightforward Cost Reduction Leverage Positive Cash Flow in Sight Focus on Execution and Delivering Results! 62 Nanosphere investor day | conclusion
Q&A 63